UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2023

Supernus Pharmaceuticals, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-35518	20-2590184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9715 Key West Ave	Rockville	MD	20850
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUPN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Modification of Compensatory Arrangements with Executive Officers

On February 23, 2023, Compensation Committee (the “Committee”) of Supernus Pharmaceuticals, Inc. (“Supernus” or the “Company”) recommended, and the Board of Directors (the “Board”) approved, modifications of the compensation of the Company’s executive officers, as follows:

The annual base salary of Jack A. Khattar, the Company’s President and Chief Executive Officer, was increased from $913,500 to $963,000. Mr. Khattar was awarded a 2022 bonus of $685,125 and was granted options to purchase 280,000 shares of common stock and 140,000 performance share units (PSUs), which will vest depending upon the level of achievement of specified performance goals. In addition, Mr. Khattar’s bonus target for 2023 is unchanged from 2022 and is 75% of his base salary.

The annual base salary of Timothy C. Dec, the Company’s Senior Vice President and Chief Financial Officer, was increased from $412,500 to $453,800. Mr. Dec was awarded a 2022 bonus of $178,200, and was granted options to purchase 40,000 shares of common stock, 10,000 restricted stock units (RSUs), and 10,000 PSUs, which will vest depending upon the level of achievement of specified performance goals. In addition, Mr. Dec’s bonus target for 2023 is unchanged from 2022 and is 45% of his base salary.

The annual base salary of Padmanabh P. Bhatt, Ph.D., the Company’s Senior Vice President, Intellectual Property and Chief Scientific Officer, was increased from $415,200 to $427,700. Dr. Bhatt was awarded a 2022 bonus of $140,973 and was granted options to purchase 20,000 shares of common stock, 5,000 RSUs and 5,000 PSUs, which will vest depending upon the level of achievement of specified performance goals. Dr. Bhatt’s bonus target for 2023 is unchanged from 2022 and is 35% of his base salary.

The annual base salary of Jonathan Rubin, M.D., the Company’s Senior Vice President and Chief Medical Officer, was increased from $412,000 to $440,000. Dr. Rubin was awarded a 2022 bonus of $149,291 and was granted options to purchase 20,000 shares of common stock, 5,000 RSUs and 7,500 PSUs, which will vest depending upon the level of achievement of specified performance goals. Dr. Rubin’s bonus target for 2023 is unchanged from 2022 and is 40% of his base salary.

The annual base salary of Tami T. Martin, R.N., Esq., the Company’s Senior Vice President, Regulatory Affairs, was increased from $346,300 to $356,700. Ms. Martin was awarded a 2022 bonus of $109,080 and was granted options to purchase 20,000 shares of common stock, 5,000 RSUs and 5,000 PSUs, which will vest depending upon the level of achievement of specified performance goals. Ms. Martin’s bonus target for 2023 is unchanged from 2022 and is 35% of her base salary.

The annual base salary of Frank Mottola, the Company’s Senior Vice President, Quality, GMP Operations and IT, was increased from $342,400 to $352,700. Mr. Mottola was awarded a 2022 bonus of $116,246 and was granted options to purchase 30,000 shares of common stock, 7,500 RSUs and 7,500 PSUs, which will vest depending upon the level of achievement of specified performance goals. Mr. Mottola’s bonus target for 2023 is unchanged from 2022 and is 35% of his base salary.

These increases were the result of the Committee’s annual compensation review for executive officers. These increases in annual base salary became effective as of January 1, 2023, and are consistent with the Company’s industry peer group and were recommended to the Committee by Radford, its independent compensation consulting company.

The stock option grants and RSU awards are subject to the terms and conditions of the Company’s form of Non-Statutory Time-Based Stock Option Agreement (the “Option Agreement”) and Restricted Stock Unit Award Agreement (the “RSU Agreement”), respectively. Pursuant to such agreements, vesting for all stock option grants and RSUs will occur annually in equal increments over a four year period. The exercise price for the executive officer option grants is $38.60 per share, based on the closing price of February 23, 2023, the date of approval of the grants by the Committee and the Board. All other terms and conditions of the Company’s compensatory arrangements with these executive officers remain unchanged.

The PSU awards are subject to the terms and conditions of the Company’s form of Performance Share Unit Award Agreement (an “PSU Award Agreement”). The PSU Award Agreement provides for the vesting of PSUs at the end of an established performance period based on the level of achievement of the performance goals for the individual executive officer as recommended by the Committee and approved by the Board. All determinations of whether the performance goals have been achieved and the number of PSUs earned by the executive officer will be made by the Committee in its sole discretion. Upon certification of achievement of the performance goal, the PSUs will vest and become nonforfeitable on the date that the Committee certifies the achievement of the performance goal, subject to the executive officer’s continuous employment from the grant date through the date that the Committee certifies the achievement of the performance goal.

The foregoing description of the terms of the Option Agreement, RSU Agreement and PSU Award Agreement are only summaries, do not purport to be complete, and are qualified in their entirety by reference to the Form of Option Agreement, Form of RSU Agreement and Form of PSU Award Agreement, each of which was filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (incorporated by reference to Exhibits 10.4, 10.5 and 10.6 to the Form 10-Q filed on August 6, 2021, File No. 001-35518).

Item 8.01. Other Events.

Formation of Science Committee

On February 23, 2023, the Board formalized the existing practice of certain board members and members of management meeting for focused discussions on the Company's research and development programs by forming a Board science committee (the “Science Committee”). The members of the Science Committee are: Carrolee Barlow (Chair), Georges Gemayel, and John Siebert. The Science Committee is responsible for engaging in discussions with management on the Company's research and development programs and reporting on those discussions to the Board.

Item 9.01 Financial Statements and Exhibits*.

(d) Exhibits

Exhibit 10.1 - Form of Non-Statutory Time-Based Stock Option Agreement, under the Supernus Pharmaceuticals, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.4 to the Form 10-Q filed on August 6, 2021, File No. 001-35518).

Exhibit 10.2 - Form of Restricted Stock Unit Award Agreement, under the Supernus Pharmaceuticals, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.5 to the Form 10-Q filed on August 6, 2021, File No. 001-35518).

Exhibit 10.3 - Form of Performance Share Unit Award Agreement, under the Supernus Pharmaceuticals, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.6 to the Form 10-Q filed on August 6, 2021, File No. 001-35518).

Exhibit 104 - The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: March 1, 2023	By:	/s/ Timothy Dec
Timothy Dec
Senior Vice-President and Chief Financial Officer

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